Exhibit 10.2

FIFTH AMENDMENT

TO

NOTE PURCHASE AGREEMENT

Dated as of June 24, 2005

AMONG

QUICKSILVER RESOURCES INC.,

AS ISSUER,

THE GUARANTORS,

BNP PARIBAS,

AS COLLATERAL AGENT,

AND

THE PURCHASERS PARTY HERETO

FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Fifth Amendment”) dated as of June 24, 2005, is among QUICKSILVER RESOURCES INC., a Delaware corporation (the “Company”); each of the undersigned Guarantors (collectively, the “Guarantors”); BNP PARIBAS, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the purchasers party to the Note Purchase Agreement referred to below (collectively, the “Purchasers”); and each of the undersigned Purchasers.

R E C I T A L S

A. The Company, the Collateral Agent and the Purchasers are parties to that certain Note Purchase Agreement dated as of June 27, 2003, as amended by the First Amendment to Note Purchase Agreement dated as of January 30, 2004, the Second Amendment to Note Purchase Agreement dated as of July 28, 2004, the Third Amendment to Note Purchase Agreement dated as of September 14, 2004, and the Fourth Amendment to Note Purchase Agreement dated as of April 12, 2005 (as amended, the “Note Purchase Agreement”), pursuant to which the Purchasers have purchased $70 million of the Company’s Floating and Fixed Rate Senior Subordinated Second Lien Mortgage Notes due December 31, 2006 (the “Notes”).

B. The Company has requested and the Purchasers have agreed to amend certain provisions of the Note Purchase Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Note Purchase Agreement, as amended by this Fifth Amendment. Unless otherwise indicated, all references to sections or schedules in this Fifth Amendment refer to sections of, or schedules to, the Note Purchase Agreement.

Section 2. Amendments to Note Purchase Agreement.

2.1 Amendment to Section 5.1(l). Section 5.1(l) is hereby amended by inserting the words “As of the date of the Fifth Amendment,” at the beginning of each of the sentences contained in clauses (i), (ii) and (iii) and making lower case the previous first word in each of such sentences.

2.2 Amendment to Section 9.1(h). The first sentence of Section 9.1(h) is hereby amended by adding “or” after subsection (vi), replacing the period following subsection (vii) and replacing it with “;”, and inserting the following subsections (viii) and (ix) following subsection (vii):

“(viii) the sale, assignment or transfer of a portion of an Equity Interest in any Investment Subsidiary to an unaffiliated third party; provided that the consideration received in respect of such sale, assignment or other disposition shall be equal to or greater than the fair market value of such Equity Interest in such Investment Subsidiary sold, assigned or transferred, or (ix) the sale, assignment or transfer of any portion of an Equity Interest in an Investment Entity, provided that the consideration received in respect of such sale, assignment or other disposition shall be equal to or greater than the fair market value of such Equity Interest in such Investment Entity sold, assigned or transferred.”

2.3 Amendments to Schedule B. The definitions in Schedule B are hereby added or amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order:

“ “Fifth Amendment” means the Fifth Amendment to this Agreement entered into as of June 24, 2005, among the Company, BNP Paribas and the Purchasers party thereto.”

“ “Investment Entity” means any Person which is (a) not an Investment Subsidiary or a Guarantor and (b) owns, leases, holds and/or is party to (i) any Oil and Gas Properties, (ii) any gas processing or gas gathering systems, (iii) any farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements and/or (iv) any gas gathering systems, pipelines or other similar arrangements, in each case located within or related to the geographic boundaries of the United States of America or Canada.”

“ “Investment Subsidiary” means any direct or indirect Subsidiaries of the Company (other than Guarantors) that own, lease, hold and/or are party to (a) any Oil and Gas Properties, (b) any gas processing or gas gathering systems, (c) any farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements and/or (d) any gas gathering systems, pipelines or other similar arrangements, in each case located within or related to the geographic boundaries of the United States of America or Canada. Notwithstanding anything to the contrary contained herein or in any other Transaction Document, Investment Subsidiaries shall be deemed not to be Subsidiaries of the Company for purposes of Sections 5.1(i), 9.1(a), 9.1(b), 9.1(c), 9.1(f), 9.1(g), 9.1(h), 9.1(k) and 9.1(l).”

(b) The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“ “Applicable Margin” means, for any day, with respect to any Floating Rate Note while the Adjusted LIBO Rate is in effect, a rate per annum equal to 4.06% and, while the Alternate Base Rate is in effect, a rate per annum equal to 2.52%.”

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(c) Clause (g) of the definition of “Permitted Investments” is hereby deleted and the following inserted in lieu thereof:

“(g) Investments (i) in or to the Company or any Guarantor, (ii) in any Foreign Subsidiaries existing as of the Second Amendment Effective Date, (iii) made after the Second Amendment Effective Date in the form of loans to MGV or any other Foreign Subsidiary in an aggregate principal amount not to exceed $20,000,000, (iv) in or to any Person in an aggregate amount at any one time outstanding not to exceed $20,000,000, (v) in or to any Investment Subsidiary so long as the Equity Interests of any such Investment Subsidiary, to the extent required by Section 8.2(e), have been pledged to the Collateral Agent, and (vi) in or to any Investment Entity in an aggregate amount during any fiscal year not to exceed $30,000,000 and at any one time outstanding not to exceed $80,000,000.”

(d) The definition of “Subsidiary” is hereby amended and restated in its entirety as follows:

“ “Subsidiary” means, with respect to any Person (the “parent”) at any date any corporation, limited liability company, partnership (limited or general), association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date. Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of the Company, subject to the limitations in the definition of “Investment Subsidiary”.”

2.4 Amendment to Disclosure Schedule. Schedule C-1 (the Disclosure Schedule) is hereby amended and restated to read as set forth on Schedule C-1 attached as Exhibit A to this Fifth Amendment, which supersedes and replaces in its entirety Schedule C and Schedule C-1 to the Note Purchase Agreement.

Section 3. Conditions Precedent. This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Effective Date”):

3.1 On or prior to the Effective Date, the Collateral Agent and each Purchaser shall have received all fees and other amounts due and payable in connection with this Fifth Amendment in accordance with Section 14.1 of the Note Purchase Agreement.

3.2 The Collateral Agent shall have received from all of the Purchasers, the Company and the Guarantors counterparts (in such number as may be requested by the Collateral Agent) of this Fifth Amendment signed on behalf of such Persons.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Fifth Amendment.

3.4 The Collateral Agent shall have received such other documents as the Collateral Agent or special counsel to the Collateral Agent may reasonably request.

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The Collateral Agent shall notify the Company and the Purchasers in writing of the Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Note Purchase Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Company and each Guarantor hereby (i) acknowledges the terms of this Fifth Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Transaction Document to which it is a party and agrees that each Transaction Document to which it is a party remains in full force and effect, except as expressly amended hereby; and (iii) represents and warrants to the Purchasers that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (A) all of the representations and warranties contained in each Transaction Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct, as of such specified earlier date, (B) no Default has occurred and is continuing and (C) since December 31, 2002, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

4.3 Transaction Document. This Fifth Amendment is a “Transaction Document” as defined and described in the Note Purchase Agreement and all of the terms and provisions of the Note Purchase Agreement relating to Transaction Documents shall apply hereto.

4.4 Purchasers’ Satisfaction. For purposes of determining compliance with the conditions specified in Section 3 hereof, each of the undersigned Purchasers shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Purchaser upon its execution and delivery of a counterpart of this Fifth Amendment.

4.5 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.6 No Oral Agreement. THIS FIFTH AMENDMENT, THE NOTE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7 GOVERNING LAW. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

COMPANY:	QUICKSILVER RESOURCES INC.

	By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

GUARANTORS:	BEAVER CREEK PIPELINE, L.L.C.

	By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

TERRA ENERGY LTD.

	By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

MERCURY MICHIGAN, INC.

	By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

GTG PIPELINE CORPORATION

	By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

[Signature Page to Fifth Amendment]

TERRA PIPELINE COMPANY

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

COWTOWN PIPELINE FUNDING, INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

COWTOWN PIPELINE MANAGEMENT, INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

COWTOWN PIPELINE L.P.

By:	Cowtown Pipeline Management, Inc.,
as General Partner

	By:	/s/ MarLu Hiller
	Name:	MarLu Hiller
	Title:	Treasurer

[Signature Page to Fifth Amendment]

COLLATERAL AGENT:	BNP PARIBAS, as a Purchaser and as
Collateral Agent

	By:	/s/ Brian M. Malone
	Name:	Brian M. Malone
	Title:	Managing Director

	By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Vice President

PURCHASERS:	FORTIS CAPITAL CORP.

	By:	/s/ Michele Jones
	Name:	Michele Jones
	Title:	Senior Vice President

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Randall M. Kob
	Name:	Randall M. Kob
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

	By:	/s/ Phillip R. Ballard
	Name:	Phillip R. Ballard
	Title:	Sr. Vice President

[Signature Page to Fifth Amendment]